EXHIBIT 32.1

                                  CERTIFICATION
                           PURSUANT TO 18 U.S.C. 1350
     (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report on Form 10-Q of Placer Del Mar, Ltd. (the "Company") for the period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and Placer Del Mar, Ltd. pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Humberto Bravo, as Chief Executive Officer and Chief Financial Officer of Placer Del Mar, Ltd., hereby certify that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Placer Del Mar, Ltd.


Dated: February 14, 2008                  /s/ Humberto Bravo
                                          -----------------------------------
                                          Humberto Bravo
                                          Chief Executive Officer


Dated: February 14, 2008                  /s/ Humberto Bravo
                                          -----------------------------------
                                          Humberto Bravo
                                          Chief Financial Officer